Exhibit 10.7

AMENDMENT AGREEMENT

This Amendment Agreement (this "Agreement"), dated as of May 23, 2016, is made by and between JGB (Cayman) Waltham Ltd. (the "JGB Waltham"), JGB (Cayman) Concord Ltd. (“JGB Concord”), InterCloud Systems, Inc., a Delaware corporation (the "Company"), and VaultLogix, LLC, a Delaware limited liability company (“VaultLogix” and together with the Company, the “Borrowers”).

WHEREAS, JGB Waltham is the holder of the Second Amended and Restated Senior Secured Convertible Debenture due May 31, 2019, in the original principal amount of $7,500,000 (as may be subsequently amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “December Debenture”) and 0.67% Senior Secured Note due May 31, 2019, in the original principal amount of $2,745,000 (the “December Note”);

WHEREAS, the December Debenture was originally issued pursuant to that certain Securities Purchase Agreement dated as of December 29, 2015, by and among JGB Waltham and the Company (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the "Securities Purchase Agreement") and the December Note is deemed issued pursuant to the Securities Purchase Agreement;

WHEREAS, the outstanding principal balance owed by the Company to JGB Waltham under the December Debenture is $6,100,000 and the outstanding principal balance owed by Company to JGB Waltham under the December Note is $2,745,000;

WHEREAS, the Company’s obligations under the December Debenture, the December Note and the other Transaction Documents (as defined in the Securities Purchase Agreement) are unconditionally guaranteed by each of the entities executing the guarantor acknowledgment attached hereto (collectively, the “Guarantors” and each a “Guarantor”) pursuant to a Subsidiary Guaranty (the “December Subsidiary Guaranty”);

WHEREAS, as security for all of the indebtedness and obligations due to JGB Waltham under the December Debenture and the December Note and the other Transaction Documents (collectively, the "December Obligations"), Company and the Guarantors executed and delivered to JGB Waltham a certain Security Agreement dated as of December 29, 2015 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the "December Security Agreement"), granting to JGB Waltham a security interest in the collateral, as defined in the December Security Agreement (the "December Security Agreement Collateral");

WHEREAS, the Company and JGB Waltham entered into a Forbearance and Amendment Agreement, dated May 17, 2016, with respect to certain existing events of default under the December Debenture (the “December Debenture Forbearance Agreement”);

WHEREAS, JGB Concord is the holder of the Amended and Restated Senior Secured Convertible Note due May 31, 2019, in the original principal amount of $11,601,054.62 made by the Company and VaultLogix, as co-borrowers (as may be subsequently amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “February Convertible Note”) and 0.67% Senior Secured Note due May 31, 2019, in the original principal amount of $5,220,475 made by the Company and VaultLogix, as co-borrowers (the “February Note” and collectively with the December Debenture, December Note and February Convertible Note, the “JGB Notes”);

WHEREAS, the outstanding principal balance owed by the Company to JGB Concord under the February Convertible Note is $11,601,054.62 and the outstanding principal balance owed by Company to JGB Concord under the February Note is $5,220,475;

WHEREAS, the February Convertible Note was issued pursuant to the Securities Exchange Agreement dated as of February 18, 2016 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the "Securities Exchange Agreement"), by and among JGB Concord, VaultLogix and the Company, and the February Note is deemed issued pursuant to the Securities Exchange Agreement;

WHEREAS, as security for all of the indebtedness and obligations due to JGB Concord under the February Convertible Note, the February Note and the other Operative Documents (as defined in the Securities Exchange Agreement) (collectively, the "February Obligations"), VaultLogix executed and delivered to JGB Concord a certain Security Agreement dated as of February 18, 2016 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its provisions, the "February Security Agreement"), granting to JGB Concord a security interest in the collateral, as defined in the February Security Agreement (the "February Security Agreement Collateral" and together with the December Security Agreement Collateral, the “Collateral”);

WHEREAS, the Borrowers and JGB Concord entered into a Forbearance and Amendment Agreement, dated May 17, 2016, with respect to certain existing events of default under the February Convertible Note (the “February Convertible Note Forbearance Agreement”);

WHEREAS, the Company has requested (i) that JGB Waltham, on the date of this Agreement, cause an amount in cash equal to $172,000 to be withdrawn from the Blocked Account (as defined in the December Debenture) to be made available to the Company, (ii) that JGB Concord, on the date of this Agreement, cause an amount in cash equal to $328,000 to be withdrawn from the Deposit Account (as defined in the February Convertible Note) to be made available to VaultLogix and the Company, and (iii) that the Company, VaultLogix, JGB Concord and JGB Waltham establish a protocol for future withdrawals of cash from the Blocked Account and the Deposit Account; and

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WHEREAS, in consideration of the aforementioned withdrawals, (i) VaultLogix has agreed to enter into a joinder agreement to the December Security Agreement and the December Subsidiary Guaranty (the “December Joinders”) each joinder agreement in a form acceptable to JGB Waltham, and (ii) the Guarantors have agreed to enter into a guaranty in a form acceptable to JGB Concord (the “February Subsidiary Guaranty”) whereby they will guarantee all indebtedness and other obligations due to JGB Concord under the February Convertible Note and the February Note and each Guarantor and InterCloud will execute a joinder agreement to the February Security Agreement in a form acceptable to JGB Concord (the “February Security Joinder”);

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.         Acknowledgments with respect to the December Debenture and December Note. The Company and the Guarantors acknowledge and agree that:

1.1         Transaction Documents. The December Debenture, the December Note, the Securities Purchase Agreement, the December Subsidiary Guaranty, the December Security Agreement, the December Forbearance Agreement, and the other Transaction Documents and all other agreements, instruments and other documents executed in connection with or relating to the December Obligations or the December Security Agreement Collateral (the "December Debenture Documents") are legal, valid, binding and enforceable against the Company and Guarantors in accordance with their terms.

1.2         Obligations. The December Obligations are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

1.3         Collateral. JGB Waltham has valid, enforceable and perfected security interests in and liens on the December Security Agreement Collateral, as to which there are no setoffs, deductions, claims, counterclaims or defenses of any kind or character whatsoever.

2.         Acknowledgments with respect to the February Convertible Note and February Note. The Company and VaultLogix (together, the “Borrowers”) acknowledge and agree that:

2.1         Transaction Documents. The February Convertible Note, the February Note, the Securities Exchange Agreement, the February Security Agreement, the February Forbearance Agreement, and the other Operative Documents and all other agreements, instruments and other documents executed in connection with or relating to the February Obligations or the February Security Agreement Collateral (the "February Note Documents") are legal, valid, binding and enforceable against the Borrowers in accordance with their terms.

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2.2         Obligations. The February Obligations are not subject to any setoff, deduction, claim, counterclaim or defenses of any kind or character whatsoever.

2.3         Collateral. JGB Concord has valid, enforceable and perfected security interests in and liens on the February Security Agreement Collateral, as to which there are no setoffs, deductions, claims, counterclaims or defenses of any kind or character whatsoever.

3.         Withdrawal of Cash.

3.1         On the Effective Date, JGB Waltham shall deliver instructions to PNC Bank, National Association (the “Bank”) in accordance with the Blocked Account Agreement (as defined in the December Debenture) to deliver immediately available funds in amount equal to $172,000 from the Blocked Account to the account of the Company set forth on Schedule A attached hereto (the “Company Account”).

3.2         On the Effective Date, JGB Concord shall deliver instructions to the Bank in accordance with the Deposit Account Agreement (as defined in the February Convertible Note) to deliver immediately available funds in amount equal to $328,000 from the Deposit Account to the Company Account.

3.3         At any time, and from time to time, after the Effective Date, the Company may deliver one or more written notices (each a “Release Request”) to JGB Concord and JGB Waltham (together, “JGB”) requesting the release of funds from the Blocked Account and/or the Deposit Account, which notice shall state the amount requested to be released (the “Requested Amount”); provided, however, the Requested Amount shall be multiples of $100,000. In addition, the Company will not deliver a Release Request within the first five (5) Trading Days immediately after JGB Waltham has delivered a Notice of Conversion (as defined in the December Debenture) to the Company under the December Debenture or JGB Concord has delivered a Notice of Conversion (as defined in the February Convertible Note) to the Borrowers under the February Convertible Note. In further addition, the Release Request shall not contain any material, non-public information. Upon receipt of a Release Request, JGB may, in their sole and absolute discretion, cause the Bank to release the Requested Amount, or such other amount determined by JGB in its sole and absolute discretion, from the Blocked Account, the Deposit Account or a combination of both accounts, in JGB’s sole discretion. JGB shall respond to any Release Request (whether or not JGB determines to grant such request) within five (5) Trading Days of its receipt thereof. In its sole discretion, JGB may release, at any time, and from time to time, up to an aggregate of $3,000,000 from Blocked Account, the Deposit Account or a combination of both accounts, whether or not the Company has made any Release Request (other than during the period from August 15, 2016 to August 20, 2016, unless the Company has provided written approval of such withdrawal). For the avoidance of doubt, JGB shall be under no obligation to grant any Release Request or otherwise release any funds from the Deposit Account or the Blocked Account, except as provided in Section 3.1 and Section 3.2. For the further avoidance of doubt, JGB may condition its acceptance of any Release Request upon the Company’s agreement to publicly announce the release of the Requested Amount from the Blocked Account and/or Deposit Account, as the case may be, and any other information or details related thereto.

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4.         Amendments to the JGB Notes; Reconfirmations; Joinders.

4.1         Amendment to the December Debenture.

(a)         The December Debenture is hereby amended, effective on the Effective Date, by replacing the reference to “0.67%” in the definition of “Applicable Interest Rate” with “1.67%”.

(b)         In addition, to the extent that, after the date hereof, JGB grants any Release Request or otherwise releases any funds in accordance with Section 3.3 of this Agreement, then in such event the December Debenture shall be amended by increasing the Applicable Interest Rate by 0.20 percentage points for each $100,000 in the aggregate released from the Blocked Account and/or the Deposit Account pursuant to Section 3.3. Any such amendment to the December Debenture shall take effect on the first day of the month immediately following the month in which such release of funds occurred. Notwithstanding the foregoing, in no event shall any amendment to the December Debentures cause the Applicable Interest Rate to exceed 6%.

4.2         Amendment to the December Note.

(a)         The December Note is hereby amended, effective on the Effective Date, by replacing the reference to “0.67%” in Section 1(b) thereof with “1.67%”.

(b)         In addition, to the extent that, after the date hereof, JGB grants any Release Request or otherwise releases any funds in accordance with Section 3.3 of this Agreement, then in such event the December Note shall be amended by increasing the annual rate of interest by 0.20 percentage points for each $100,000 in the aggregate released from the Blocked Account and/or the Deposit Account pursuant to Section 3.3. Any such amendment to the December Note shall take effect on the first day of the month immediately following the month in which such release of funds occurred. Notwithstanding the foregoing, in no event shall any amendment to the December Notes cause the Applicable Interest Rate to exceed 6%.

4.3         Amendment to the February Convertible Note.

(a)         The February Convertible Note is hereby amended, effective on the Effective Date, by replacing the reference to “0.67%” in the definition of “Applicable Interest Rate” with “1.67%”.

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(b)         In addition, to the extent that, after the date hereof, JGB grants any Release Request or otherwise releases any funds in accordance with Section 3.3 of this Agreement, then in such event the February Convertible Note shall be amended by increasing the Applicable Interest Rate by 0.20 percentage points for each $100,000 in the aggregate released from the Blocked Account and/or the Deposit Account pursuant to Section 3.3. Any such amendment to the February Convertible Note shall take effect on the first day of the month immediately following the month in which such release of funds occurred. Notwithstanding the foregoing, in no event shall any amendment to the February Convertible Note cause the Applicable Interest Rate to exceed 6%.

4.4         Amendment to the February Note.

(a)         The February Note is hereby amended, effective on the Effective Date, by replacing the reference to “0.67%” in Section 1(b) thereof with “1.67%”.

(b)         In addition, to the extent that, after the date hereof, JGB grants any Release Request or otherwise releases any funds in accordance with Section 3.3 of this Agreement, then in such event the February Note shall be amended by increasing the annual rate of interest by 0.20 percentage points for each $100,000 in the aggregate released from the Blocked Account and/or the Deposit Account pursuant to Section 3.3. Any such amendment to the Febuary Note shall take effect on the first day of the month immediately following the month in which such release of funds occurred. Notwithstanding the foregoing, in no event shall any amendment to the February Notes cause the Applicable Interest Rate to exceed 6%.

4.5         Illustrative Example. It is the intent of the parties that for each $100,000 in the aggregate that is released from the Deposit Account and/or the Block Account the annual rate of interest on each JGB Note shall increase by 0.20 percentage points. For example and illustrative purposes, if (A) on December 1, 2016, the annual rate of interest in effect under each JGB Note is 1.67%, and (B) on December 2, 2016, $50,000 is released from the Deposit Account pursuant to Section 3.3 and $50,000 is released from the Blocked Account pursuant to Section 3.3, then on January 1, 2017, the annual rate of interest on each JGB Note shall be 1.87% (e.g., an increase of 0.20 percentage points).

4.6         Reduction in Interest Rate. To the extent that at the close of business on August 20, 2016, the balance of the Deposit Account is equal to or greater than $12,190,054.62 (or such lesser amount required to be on deposit in the Deposit Account under the February Convertible Note) and the balance of the Blocked Account is equal to or greater than $4,000,000 (or such lesser amount required to be on deposit in the Blocked Account under the December Debenture), in each case, as a result of deposits of funds to each such account by a Borrower, at such Borrower’s option, then the rate of interest in effect on each JGB Note shall be 1.17%; provided, there shall be no reduction in any default rate of interest specified in a JGB Note (regardless of whether or not such default rate is in effect at such time). For the avoidance of doubt, to the extent of any release of funds subsequent to August 20, 2016, pursuant to Section 3.3, the rate of interest for each JGB Note shall be increased as provided in Sections 4.1 through 4.4. For the avoidance of doubt, the Borrowers are under no obligation to return any funds released pursuant to Section 3 to the Blocked Account or Deposit Account.

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4.7         Calculation of Interest. JGB’s calculation of the rate of interest in effect under each JGB Note shall be final and binding on the Borrowers absent manifest error and the Company shall certify in writing the rate of interest in effect under each JGB Note upon JGB’s request.

4.8         Reconfirmation of Liens and Security Interest. Nothing herein shall impair or limit the continuation of the liens and security interests granted to JGB Waltham under the December Security Agreement, the other Security Documents (as defined in the Securities Purchase Agreement), pursuant to the Consent, dated March 9, 2016, by and among the Company and JGB Waltham, the December Forbearance Agreement or any deposit account control agreement with any depositary bank (collectively, the “December Security Instruments”), which liens are continued in full force and effect pursuant to and as provided therein, and which liens secure all December Obligations. For the avoidance of doubt, the Company and each Guarantor agrees that all references to the “Obligations” in any Security Instrument include the December Note and the December Debenture as amended hereby and that reference to the “Debenture” in any December Security Instrument means the December Debenture and the December Note as amended hereby. The Company and each Guarantor acknowledges the continuing existence and priority of all liens and security interests granted, conveyed, and assigned pursuant to the December Security Instruments to which it is a party, in accordance with such instruments, and agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as JGB Waltham requests in order to perfect, preserve, and protect such liens and security interests.

4.9         Reconfirmation of Guarantees. Each Guarantor acknowledges the amendment of the December Debenture and the December Note pursuant to this Agreement and ratifies and confirms that the December Subsidiary Guaranty executed by such Guarantor is not released, diminished, impaired, reduced, or otherwise adversely affected by such amendment and continues to guarantee and assure the full payment and performance of all present and future obligations under the December Debenture, the December Note and the other December Debenture Documents. For the avoidance of doubt, the Company and each Guarantor agrees that all references to the “Indebtedness” in the December Subsidiary Guaranty include the December Note and the December Debenture as amended hereby and that reference to the “Debenture” in the December Subsidiary Guaranty means the December Debenture and the December Note as amended hereby.

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4.10       Joinders.

(a)         By its execution of the December Joinders, VaultLogix intends to, and does, unconditionally guaranty the December Obligations, including, without limitation, all indebtedness and Obligations under the December Debenture and the December Note, in accordance with the terms of the December Subsidiary Guaranty and pledge all of its assets as security for the December Obligations.

(b)         By its execution of the February Subsidiary Guaranty and February Security Joinder, each Guarantor intends to, and does, unconditionally guaranty the February Obligations, including, without limitation, all indebtedness and Obligations under the February Convertible Note and the February Note, in accordance with the terms of the February Subsidiary Guaranty and pledge all of its assets as security for the February Obligations in accordance with the February Security Agreement.

(c)         By its execution of the February Security Joinder, the Company intends to, and does, unconditionally pledge all of its assets as security for the February Obligations, including, without limitation, all indebtedness and Obligations under the February Convertible Note and the February Note, in accordance with the February Security Agreement.

4.11         Certain Collateral. JGB Concord agrees to hold or control that part of the Collateral that is in its possession or control, including any deposit accounts, to the extent that possession or control thereof is taken to perfect a lien thereon under the Uniform Commercial Code or other applicable law, as an agent for JGB Waltham (such agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-104, 9-105, 9-106, and 9-107 of the Uniform Commercial Code), for the purpose of perfecting the security interest granted under the December Security Instruments or the February Security Agreement, as applicable. JGB Waltham agrees to hold or control that part of the Collateral that is in its possession or control, including any deposit accounts, to the extent that possession or control thereof is taken to perfect a lien thereon under the Uniform Commercial Code or other applicable law, as an agent for JGB Concord (such agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-104, 9-105, 9-106, and 9-107 of the UCC), for the purpose of perfecting the security interest granted under the December Security Instruments or the February Security Agreement, as applicable. The Borrowers and Guarantors acknowledge the foregoing.

5.         Conditions Precedent. This Agreement shall not become effective unless and until the date (the "Effective Date") that each of the following conditions shall have been satisfied in JGB’s sole discretion, unless waived in writing by JGB:

5.1         Delivery of this Agreement. The Borrowers and each Guarantor shall have delivered or caused to be delivered a duly executed copy of this Agreement.

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5.2         Delivery of Joinders. Each Guarantor shall have delivered a duly executed copy of the February Subsidiary Guaranty and each Borrower and each Guarantor shall have delivered a duly executed copy of each joinder agreement referred to in Section 4.10.

6.         Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Borrowers and JGB, and each of their respective successors and assigns.

7.         Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The parties agree that the state and federal courts located in New York County, New York shall have exclusive jurisdiction over any action, proceeding or dispute arising out of this Agreement and the parties submit to the personal jurisdiction of such courts.

8.         No Modification. Except as expressly set forth herein, the JGB Notes, December Debenture Documents and February Note Documents remain unmodified and in full force effect. This Agreement is a Transaction Document and an Operative Document.

9.         Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Agreement.

10.         Disclosure. Company confirms that neither it nor any other person or entity acting on its behalf has provided JGB or its counsel with any information that constitutes or might constitute material, nonpublic information. The Company will disclose the material terms of this Agreement and the transactions contemplated hereby by not later than 5:30 p.m. on May 23, 2016, or such earlier time as may be required by law, by means of a Current Report on Form 8-K filed with the Securities and Exchange Commission. Such Current Report on Form 8-K shall include as exhibits this Agreement, the A&R Debenture, and any other material agreement related to the foregoing. The Current Report on Form 8-K shall be subject to the prior review and comment of JGB. From and after the filing of the Current Report on Form 8-K with the SEC, the Company acknowledges and agrees that JGB shall not be in possession of any material, nonpublic information received from the Company, any Guarantor or any of their respective officers, directors, employees or agents.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

InterCloud Systems, Inc.

By
Name:
Title:

VaultLogix, LLC

By
Name:
Title:

JGB (Cayman) Waltham Ltd.

By
Name:	Brett Cohen
Title:	President

JGB (Cayman) Concord Ltd.

By
Name:	Brett Cohen
Title:	President

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ACKNOWLEDGED:

T N S, INC.	INTEGRATION PARTNERS – NY CORPORATION

By:	By:
Name:	Name:
Its:	Its:

ADEX CORPORATION	AW SOLUTIONS, INC.

By:	By:
Name:	Name:
Its:	Its:

RENTVM INC.	ADEX PUERTO RICO LLC

By:	By:
Name:	Name:
Its:	Its:

ADEXCOMM CORPORATION	TROPICAL COMMUNICATIONS, INC.

By:	By:
Name:	Name:
Its:	Its:

AW SOLUTIONS PUERTO RICO, LLC	RIVES MONTEIRO LEASING, LLC

By:	By:
Name:	Name:
Its:	Its:

RIVES MONTEIRO ENGINEERING, LLC	NOTTINGHAM ENTERPRISES, LLC

By:	By:
Name:	Name:
Its:	Its:

[GUARANTOR ACKNOWLEDGEMENT TO AMENDMENT AGREEMENT DATED MAY 23, 2016].

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